UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2008

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 20, 2008, Paul F. Jacobson resigned as a Director of the Company and Co-Chairman of the Board of Directors in order to focus his efforts on a new business venture.  In conveying his resignation, Mr. Jacobson said, “It has been a pleasure working with Progenics all these years, and gratifying to be a part of its accomplishments.  I wish the company and its people all my best for continued success.”

Paul J. Maddon, M.D., Ph.D., Chief Executive Officer, Chief Science Officer and Founder of the Company, said, “Paul Jacobson has made many significant contributions to Progenics during his 18 years of service on our Board. We wish him well in his future endeavors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PROGENICS PHARMACEUTICALS, INC.
                    By:  /s/ ROBERT A. MCKINNEY
                               Robert A. McKinney
                                                               Chief Financial Officer, Senior Vice President,
                                                               Finance & Operations and Treasurer

Date: November 21, 2008